SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2005

                                 First Horizon

                                  (Depositor)

 (Issuer in respect of First Horizon Mortgage Pass-Through Trust, First Horizon

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX, , N/A                         75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2005


                                 First Horizon


                          By: /s/ Paul Galli
                              ------------------------------
                          Name:   Paul Galli
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 25, 2005


                             Payment Date: 01/25/05


          ------------------------------------------------------------
   First Horizon Mortgage Pass-Through Trust, First Horizon ABS Notes, Series
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        132,632,000.00    2.556900%     7,049,299.80    244,924.88    7,294,224.68       0.00       0.00
                        A2         58,022,000.00    4.070000%             0.00    196,791.28      196,791.28       0.00       0.00
                        A3         14,267,000.00    4.685000%             0.00     55,700.75       55,700.75       0.00       0.00
                        A4         16,384,000.00    5.303000%             0.00     72,403.63       72,403.63       0.00       0.00
                        A5         15,000,000.00    4.610000%             0.00     57,625.00       57,625.00       0.00       0.00
                        C                   0.00    0.000000%             0.00    798,518.61      798,518.61       0.00       0.00
Residual                R                   0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        236,305,000.00     -            7,049,299.80  1,425,964.15    8,475,263.95     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        125,582,700.20              0.00
                                A2         58,022,000.00              0.00
                                A3         14,267,000.00              0.00
                                A4         16,384,000.00              0.00
                                A5         15,000,000.00              0.00
                                C         229,255,700.20              0.00
Residual                        R                   0.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        229,255,700.20     -
--------------------------------------------------------------------------------

                             Payment Date: 01/25/05


          ------------------------------------------------------------
(null)
   First Horizon Mortgage Pass-Through Trust, First Horizon ABS Notes, Series
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    132,632,000.00     2.556900% 32051GDP7    53.149314      1.846650    946.850686
                           A2     58,022,000.00     4.070000% 32051GDQ5     0.000000      3.391667  1,000.000000
                           A3     14,267,000.00     4.685000% 32051GDR3     0.000000      3.904167  1,000.000000
                           A4     16,384,000.00     5.303000% 32051GDS1     0.000000      4.419167  1,000.000000
                           A5     15,000,000.00     4.610000% 32051GDT9     0.000000      3.841667  1,000.000000
                           C               0.00     0.000000%               0.000000      3.379178    970.166369
Residual                   R               0.00     0.000000% 32051GDU6     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     236,305,000.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
   First Horizon Mortgage Pass-Through Trust, First Horizon ABS Notes, Series
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       229,255,700.20   229,255,700.20
Loan count                   6038             6038
Avg loan rate           7.836557%             7.84
Prepay amount        6,796,715.21     6,796,715.21

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        98,460.65        98,460.65
Sub servicer fees       98,460.65        98,460.65
Trustee fees             1,181.53         1,181.53


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                4,726,111.06     4,726,111.06
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%            236,305,000.00
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            8,475,263.95          8,475,263.95
Principal remittance amount            7,049,299.80          7,049,299.80
Interest remittance amount             1,425,964.15          1,425,964.15